Equity	12 Months Ended
Dec. 31, 2024
Equity
Equity

Note 12 – Equity

A.	The Company’s share capital (in thousands of ordinary shares)

	Ordinary shares
	2023	2024
Issued and paid-up share capital as of December 31	235,597	215,777
Authorized share capital	500,000	500,000

Share capital (in thousands of shares of NIS 5 par value per share)

	Ordinary shares
	2023	2024
Issued as of January 1	258,564	235,597
Repurchase of treasury shares	(32,016)	(26,043)
Exercise of warrants during the period	3,559	3
Exercise of share options and RSUs during the period	5,490	6,220
Issued and paid-in share capital as of December 31	235,597	215,777

B.	Treasury shares

As of December 31, 2024, the Company held 58,070,185 ordinary shares, constituting approximately 21.2% of its issued and paid-in share capital. The rights attached to the Company’s own shares that were acquired are suspended until their re-issuance.

In February 2023, the Company announced that it would put into action our previously announced share repurchase plan, or the $100 million Repurchase Plan, allowing it to invest up to $100 million to repurchase our ADSs from time to time, in open market transactions, and/or in privately negotiated transactions or in other legally permissible ways, depending on market conditions, share price, trading volume and other factors. The $100 million Repurchase Plan was approved by the Israeli court in in August 2022 for a period of up to 12 months and was later extended by an additional two months. The $100 million Repurchase Plan expired on October 12, 2023, with $4,160,138 remaining, and thereafter no longer eligible for repurchases under such plan. All repurchases made in 2023 were made pursuant to the $100 million Repurchase Plan.

In August 2023, the Company’s board of directors authorized a repurchase plan, or the $200 million Repurchase Plan, allowing us to invest up to $200 million to repurchase ADSs from time to time, in open market transactions, and/or in privately negotiated transactions or in any other legally permissible ways, depending on market conditions, share price, trading volume and other factors. The Israeli court approved the $200 million Repurchase Plan on October 17, 2023 for a twelve-month period. The $200 million Repurchase Plan expired on October 16, 2024, with $130,504,940 remaining, and thereafter no longer eligible for repurchases under such plan. All repurchases made in 2024 were made pursuant to the $200 million Repurchase Plan.

In January 2025, the Company’s board of directors authorized a repurchase plan, or the $150 million Repurchase Plan, allowing it to invest up to $150 million to repurchase ADSs from time to time, in open market transactions, and/or in privately negotiated transactions or in any other legally permissible ways, depending on market conditions, share price, trading volume and other factors.

C.	Translation reserve from foreign operations

The movement in the foreign currency translation reserve is as follows:

	For the year ended December 31,
		2022	2023	2024

	Currency	Thousand USD
Net change in foreign currency translation reserve for:
GIS	GBP	(1,221)	205	6
Admatec-Formatec	EURO	302	85	(170)
Essemtec and Nano Swiss	CHF	114	1,910	(1,597)
Other		(19)	146	(124)
		(824)	2,346	(1,885)

D.	Rights Plan

In January 2024, the Company entered into a rights agreement, or the Rights Plan. The Rights Plan was designed to reduce the likelihood that any entity, person or group would gain control of, or significant influence over our Company. The Rights Plan expired on January 25, 2025.